Investor Presentation March 26 & 27, 2014 Exhibit 99.1

March 26 & 27, 2014 Investor Presentation Forward-Looking Statement Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather- related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; Great Plains Energy’s ability to successfully manage transmission joint venture; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

March 26 & 27, 2014 Investor Presentation Recent Events 3 Financial Review • Reported full-year 2013 earnings per share of $1.62 compared with $1.35 in 2012 • Announced 2014 earnings per share guidance range of $1.60 - $1.75 Operations • Completed novation of two regional Southwest Power Pool (SPP) projects from KCP&L and GMO to Transource • Executed power purchase agreements for 400 MW of new wind Regulatory and Legislative • Filed abbreviated rate case in Kansas for La Cygne environmental upgrade requesting $12.1 million revenue increase • Requested MPSC authorization to implement an accounting authority order to defer certain incremental transmission costs in docket EU-2014-0077 • Requested to implement Missouri Energy Efficiency Investment Act (MEEIA) for KCP&L in docket EO-2014-0095 • Missouri Senate Bill 702 – pursuing ability to defer incremental transmission costs and property taxes • Missouri Senate Bill 909 – pursuing ability to defer depreciation and cost of capital associated with infrastructure investments

March 26 & 27, 2014 Investor Presentation 85% 12% 1% 2% Coal Nuclear Natural Gas and oil Wind 37% 49% 14% Residential Commercial Industrial 27% 37% 36% Kansas Missouri (KCP&L) GMO • Solid Midwest fully regulated electric utility operating under the KCP&L brand • Company attributes – Regulated operations in Kansas and Missouri – ~830,800 customers / ~3,000 employees – ~6,600 MW of primarily low-cost coal baseload generation – ~3,700 circuit miles of transmission lines; ~22,400 circuit miles of distribution lines – ~$9.8 billion in assets at 2013YE – ~$5.7 billion in rate base Total: ~ 23,031 MWhs1 Total: ~ 23,031 MWhs1 1 In thousands Total: ~ 27,165 MWhs1 Solid Vertically Integrated Midwest Utilities 2013 Retail MWh Sold by Customer Type 2013 Retail MWh Sales by Jurisdiction 2013 MWh Generated by Fuel Type Service Territories: KCP&L and GMO Business Highlights 4

March 26 & 27, 2014 Investor Presentation Investment Thesis • Solid track record of execution and constructive regulatory treatment • Focused on providing competitive total shareholder returns through earnings growth and a competitive dividend • Flexible investment opportunities with improved risk profile • Well positioned on the environmental investment curve • Expect growing competitive transmission opportunities through Transource Energy, LLC 5

March 26 & 27, 2014 Investor Presentation Track Record of Performance: Expanded Generation Capacity • Since 2005: – Increased baseload generation capacity by 56% – Added Iatan 2 to our fleet, a state-of-the-art coal fired power plant, providing flexibility to evaluate capacity additions and potential unit retirements Iatan 2, an 850-megawatt coal fired power plant recognized as the most efficient power plant in the U.S. by GP Strategies 6

March 26 & 27, 2014 Investor Presentation Track Record of Performance: Improved Environmental Footprint • Since 2005, invested approximately $1 billion on state-of-the-art emission controls • Additional $700 million in investments, with clear timeline for compliance, for air emission controls • Providing customers with affordable, reliable energy while also improving regional air quality 7 SO2 NOX 0 10 20 30 40 50 60 70 2005 2006 2007 2008 2009 2010 2011 2012 2013 (t ons in thous a nds ) Reduced Air Emissions 2005 – 2013: Reduced SO2 and NOx emissions by 63%

March 26 & 27, 2014 Investor Presentation Track Record of Performance: Regulatory Track Record • Since 2005: – Increased rate base by approximately 169% – Authorized revenue increases of approximately $691 million • Competitive retail rates on regional and national level Recovery Mechanism KCP&L Kansas KCP&L Missouri GMO Energy Cost Adjustment Rider (KS) / Fuel Adjustment Clause Rider (MO) √ Will request in 2015 rate case √ Property Tax Surcharge Rider √ Energy Efficiency Cost Recovery Rider √ Pension and OPEB Tracker √ √ √ Demand-Side Programs Investment Mechanism Requested in docket EO- 2014-0095 √ Renewable Energy Standards Tracker √ √ Predetermination (La Cygne) √ Construction Work in Progress in rate base (La Cygne) √ Abbreviated rate case √ 8

March 26 & 27, 2014 Investor Presentation Focused on top tier customer satisfaction and operational excellence Tier 4 Tier 3 Tier 2 Tier 1 Reliability a Key Focus In 2013, awarded the most reliable utility for the Plains Region for seven consecutive years 80% 83% 80% 84% 79% 73% 77% 66% 72% 62% 2009A 2010A 2011A 2012A 2013A Combined Fleet Equivalent Availability Capacity Factor Targeting modest improvements in generation fleet to improve unit availability and performance Track Record of Performance: Operational Excellence KCP&L No. 1 in Plains Region 9

March 26 & 27, 2014 Investor Presentation Earnings Credit Profile • Earnings per share increased 20% from 2012 to 2013 • Focusing on diligently managing costs • Reducing regulatory lag through cost recovery mechanisms • Strengthened credit profile, enabling us to increase common stock dividend three consecutive years • Ratings upgrade from Moody’s Investor Service • Standard & Poor’s revised outlook to ‘Positive’ from ‘Stable’ 12.3% 15.8% 17.0% 2011A 2012A 2013A FFO / Adjusted Debt $1.25 $1.35 $1.62 2011A 2012A 2013A 2014E Earnings Per Share Track Record of Performance: Improved Financial Profile 1 All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix 10 1 $1.75 $1.60

March 26 & 27, 2014 Investor Presentation Solid TSR Opportunities Ahead with Flexibility: Focused on Reducing Lag $658 $647 $671 $550 $600 $650 $700 2011A 2012A 2013A (in M il li ons ) Utility O&M Expenses • Pursuit of legislative initiatives and regulatory mechanisms to reduce regulatory lag • Reduced headcount over 9% since 2008 and will continue to manage through attrition • Tight management of O&M cost without revenue offset in line with our view of demand 11 1 Approximately $22 million of the $24 million increase in 2013 was due to regulatory amortizations, pension trackers and energy efficiency expenses that are recovered in retail rates 1

March 26 & 27, 2014 Investor Presentation Solid TSR Opportunities Ahead with Flexibility: Long-Term Growth Targets Targeting Earnings Growth • Near-term (2014 - 2016) ‒ Compounding annual EPS growth of 4% - 6% ‒ Compounding annual rate base growth of 4% - 5% to $6.5 billion in 2016 • Longer-term (2016+) ‒ Competitive customer rates ‒ Infrastructure & system reliability ‒ Physical & cyber security ‒ Investments in sustainability ‒ National transmission Strategy – To provide Safe and Reliable Service to Our Customers at a Reasonable Cost and Deliver Competitive Total Shareholder Returns Targeting Dividend Growth • Near-term (2014 - 2016) ‒ Compounding annual dividend growth of 4% - 6% ‒ 55% - 70% payout ratio • Longer-term (2016+) ‒ 60% - 70% payout ratio ‒ Cash flow positive post 2016 ‒ Favorable tax position through 2020 due to NOL’s ‒ Improving credit metrics 12

March 26 & 27, 2014 Investor Presentation Solid TSR Opportunities Ahead with Flexibility: Dividend Growth $0.83 $0.85 $0.87 $0.92 2010 2011 2012 2013 Annualized Dividend1 • Increased common stock dividend from $0.87 per share to $0.92 per share on annual basis in November 2013 ‒ Dividend increased three consecutive years ‒ 11% increase in annual dividend since 2010 • Dividend yield of 3.4% as of March 18, 20142 • Paid a cash dividend on common stock every quarter since March 1921 1 Based on fourth quarter declared dividend 2 Based on November 2013 declared dividend 13

March 26 & 27, 2014 Investor Presentation Focused on Shareholder Value Creation • Target significant reduction in regulatory lag • Seek to deliver earnings growth and increasing and sustainable dividends as a key component of total shareholder return • Improvement in / stability of key credit metrics is a priority Flexible Investment Opportunities • Environmental – approximately $700 million capital projects planned with clear timeline for compliance; additional $600 - $800 million to comply with proposed or final environmental regulations where timeline for compliance is uncertain • Transmission – formed Transource Energy, LLC joint venture to pursue competitive transmission projects • Renewables – driven by Missouri and Kansas Renewable Portfolio Standards • Other Growth Opportunities – selective future initiatives that will leverage our core strengths Diligent Regulatory Approach • Proven track record of constructive regulatory treatment • Credibility with regulators in terms of planning and execution of large, complex projects • Competitive retail rates on a regional and national level supportive of potential future investment Excellent Relationships with Key Stakeholders • Customers – focused on top tier customer satisfaction • Suppliers – strategic supplier alliances focused on long-term supply chain value • Employees – strong relations between management and labor (3 IBEW locals) • Communities – leadership, volunteerism and high engagement in the areas we serve GXP – Attractive Platform for Shareholders 14

March 26 & 27, 2014 Investor Presentation • NYSE: GXP • www.greatplainsenergy.com • Company Contacts Kevin Bryant VP, Investor Relations and Strategic Planning and Treasurer Great Plains Energy (816) 556-2782 kevin.bryant@kcpl.com Tony Carreño Director, Investor Relations Great Plains Energy (816) 654-1763 anthony.carreno@kcpl.com Investor Relations Information 15

March 26 & 27, 2014 Investor Presentation Appendix Pages Operations Overview 17 – 28 2014 Earnings Guidance and Projected Drivers 29 – 31 2015 and 2016 Considerations and Projected Capital Expenditures Plan 32 - 33 Fourth Quarter and Full-Year 2013 Update 34 - 43 16

March 26 & 27, 2014 Investor Presentation Environmental1 63% 9% 28% % of Coal Fleet with Emission- Reducing Scrubbers Installed La Cygne Not Installed • Estimated cost to comply with final regulations2 with clear timelines for compliance – Estimated Cost: approximately $700 million – Projects include: • La Cygne – on schedule for completion in 2015 ‒ Unit 1 (368 MW3) – scrubber and baghouse ‒ Unit 2 (341 MW3) – full Air Quality Control System (AQCS) • Mercury and Air Toxics Standards (MATS) environmental investments • Estimated cost of compliance with proposed or final regulations where timing is uncertain – Estimated Cost: $600 – $800 million – Includes Clean Air Act and Clean Water Act • Flexibility provided by environmental investments already made 1 KCP&L and GMO filed annual updates to Integrated Resource Plans (IRP) with the Missouri Public Service Commission in June 2013, outlining various resource planning scenarios for environmental compliance with its operations 2 Best Available Retrofit Technology and Mercury and Air Toxics Standards 3 KCP&L’s share of jointly-owned facility 17

March 26 & 27, 2014 Investor Presentation Key Steps to Completion Status • New Chimney Shell Erected Completed (2Q 2012) • Site Prep; Major Equipment Purchase Completed (3Q 2012) • Installation of Over-fired Air and Low Nox Burners for La Cygne 2 Completed (2Q 2013) • Major Construction 4Q 2012 – 2Q 2014 On schedule • Startup Testing 3Q 2014 On schedule • Tie-in Outage Unit 2 4Q 2014 On schedule • Tie-in Outage Unit 1 1Q 2015 On schedule • In-service 2Q 2015 On schedule La Cygne Generation Station • La Cygne Coal Unit 1 368 MW1 - Wet scrubber, baghouse, activated carbon injection • La Cygne Coal Unit 2 341 MW1 - Selective catalytic reduction system, wet scrubber, baghouse, activated carbon injection, over-fired air, low Nox burners • Project cost estimate, excluding AFUDC, $615 million1. Kansas jurisdictional share is approximately $281 million • 2011 predetermination order issued in Kansas deeming project as requested and cost estimate to be reasonable • Project is on schedule and on budget La Cygne Environmental Upgrade, Construction Update 1 KCP&L’s 50% share 18

March 26 & 27, 2014 Investor Presentation • Company-owned assets and commitments in place that will increase renewable portfolio to approximately 1,000 MW of wind, hydroelectric, landfill gas and solar power • Future renewable requirements driven by the Renewable Portfolio Standards (RPS) in Kansas and Missouri ‒ Well positioned to satisfy requirements in Kansas through 2023 and Missouri through 2035 • Flexibility regarding acquisition of future renewable resources: – Through Purchased Power Agreements (PPAs) and purchases of Renewable Energy Credits (RECs); or – Adding to rate base if supported by credit profile and available equity and debt financing • Energy efficiency expected to be a key component of future resource portfolio: – Aggressive pursuit planned with appropriate regulatory recovery 10% 10% 10% 15% 15% 15% 15% 20% 0% 5% 10% 15% 20% 25% 2013 2014 2015 2016 2017 2018 2019 2020 Kansas Renewable Portfolio Standards 2% 5% 5% 5% 5% 10% 10% 10% 15% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2013 2014 2015 2016 2017 2018 2019 2020 2021 Missouri Renewable Portfolio Standards Based on three-year average peak retail demand Based on electricity provided to retail customers Renewable Energy and Energy Efficiency 19

March 26 & 27, 2014 Investor Presentation • Great Plains Energy and American Electric Power (AEP) formed a joint venture, Transource Energy, LLC (Transource), to pursue competitive transmission projects – GXP owns 13.5% through a subsidiary (GPE Transmission Holding Company, LLC) – AEP owns 86.5% through a subsidiary (AEP Transmission Holding Company, LLC) • In January 2014, GXP’s regulated subsidiaries, KCP&L and GMO, successfully novated two Southwest Power Pool (SPP) regional transmission projects to Transource – Sibley-Nebraska City an SPP Priority Project – Iatan-Nashua an SPP Balanced Portfolio Project • GXP’s joint venture benefits include – Long-term growth opportunity through a national transmission platform – Ability to co-invest with a first-class partner on a national scale – Diversification of long-term earnings Transource Overview 20

March 26 & 27, 2014 Investor Presentation • Approximately 30-mile 345 kV transmission line and related facilities between the Iatan and Nashua substations in Missouri • Estimated project cost: $65 million • Expected In-service: 2015 • Approved as SPP ‘Balanced Portfolio’ project in 2009 • Expected benefits greater than cost; increases system reliability; reduces congestion; reduces regional production costs; reduces congestion for power flows between SPP and MISO Transource’s Iatan – Nashua Project 21

March 26 & 27, 2014 Investor Presentation • Approximately 135-mile (Transource’s share of the 180-mile project) 345 kV transmission line and related facilities between Nebraska and Missouri • Transource’s estimated project cost: $330 Million (total project costs approximately $400 million) • Expected In-service: 2017 • Approved as the largest regional project in the SPP ‘Priority Projects’ portfolio in 2010 • Benefits: Priority Projects will increase reliability; reduce congestion; improve energy market efficiency; facilitate the integration of renewables; increase west-east transfer capability across the SPP Transource’s Sibley – Nebraska City Project 22

March 26 & 27, 2014 Investor Presentation Incentive Requested Iatan-Nashua Project Sibley-Nebraska City Project Commission Ruling RTO Adder 50 basis points 50 basis points Granted ROE Risk Adder None 100 basis points Granted CWIP in Transmission Rate Base Yes Yes Granted Abandonment Yes Yes Granted Pre-commercial Costs/Regulatory Asset Yes Yes Granted Hypothetical (60% Equity/40% Debt) Capital Structure During Construction Yes Yes Granted Single-Issue Ratemaking: ROE Yes Yes Denied • FERC Order approved a base ROE of 9.8% with a 55% cap on the equity component of the post-construction capital structure. Inclusive of the incentives granted below, the weighted average all-in rate for the Iatan-Nashua and Sibley-Nebraska City projects is expected to be approximately 11.1% Transource FERC 205 Filing - Case Number ER12-2554-000 23

March 26 & 27, 2014 Investor Presentation Economic Development Activity Ford Motor Company investing $1.1 billion in its Kansas City Assembly Plant, adding approximately 2,000 jobs to support demand for F-150 truck and production of the Transit commercial van in 1Q 2014 BNSF Railway completed a state-of-the-art intermodal facility adjacent to a 1,000 acre logistics park with a distribution and warehousing development capacity of 15 million square feet Cerner Corporation announced plans to build a 4.5 million-square-foot campus that is expected to employ 15,000 people when completed by 2024 Housing A solid recovery in the housing market • Single family permits in 2013 were the highest since 2007 and increased 24% compared to 2012 • December 2013, average new home prices continued to rise, increasing 9% compared to the same period in 2012 Unemployment1 Kansas City area unemployment rate of 5.4% in December 2013 was near pre- recession levels and remains below the national average of 6.5% Local Economy 24 1 On a non-seasonally adjusted basis

March 26 & 27, 2014 Investor Presentation Kansas Abbreviated Rate Case Summary • Request to include in rate base approximately $110 million1 of additional La Cygne environmental upgrade CWIP and $18 million1 of investments placed into service – Based on CWIP incurred since June 30, 2012, with known and measurable changes projected through February 28, 2014 – KCP&L’s share of project cost estimate is $615 million2 and the Kansas jurisdictional share is approximately $281 million2 o Approximately $89 million2 of remaining Kansas jurisdictional share expected to be added to rate base in 2015 general rate case • Maintain authorized ROE of 9.5% and common equity ratio of 51.8% based on 2012 KCC rate case order • Abbreviated rate case to also include reductions to amortization for pension and OPEB and rate case expense Jurisdiction Date Filed Requested Increase (in Millions) Requested Increase (Percent) Anticipated Effective Month of New Rates KCP&L – KS 12/9/2013 $12.1 2.3% August 2014 25 1 Includes AFUDC 2 Excludes AFUDC

March 26 & 27, 2014 Investor Presentation Key Elements of 2006 - 2012 Rate Cases 26 Rate Case Outcomes ($millions) Rate Jurisdiction Date Filed Effective Date Rate Base Rate-making Equity Ratio Return on Equity Rate Increase Approved ($) Rate Increase Approved (%) KCP&L – Missouri 2/1/2006 1/1/2007 $1,270 53.69% 11.25% $50.6 10.5% KCP&L – Missouri 2/1/2007 1/1/2008 $1,298 57.62% 10.75% $35.3 6.5% KCP&L – Missouri 9/5/2008 9/1/2009 $1,4961 46.63% n/a2 $95.0 16.16% KCP&L – Missouri 6/4/2010 5/4/2011 $2,036 46.30% 10.00% $34.8 5.25% KCP&L – Missouri 2/27/2012 1/26/2013 $2,052 52.25%3 9.7% $67.4 9.6% KCP&L – Kansas 1/30/2006 1/1/2007 $1,0001 n/a n/a2 $29.0 7.4% KCP&L – Kansas 2/28/2007 1/1/2008 $1,1001 n/a n/a2 $28.0 6.5% KCP&L – Kansas 9/5/2008 8/1/2009 $1,2701 50.75% n/a2 $59.0 14.4% KCP&L – Kansas 12/17/2009 12/1/2010 $1,781 49.66% 10.00% $22.0 4.6% KCP&L – Kansas 4/20/2012 1/1/2013 $1,798 51.82% 9.5% $33.2 6.7% GMO - Missouri 7/3/2006 5/31/2007 $1,104 48.17% 10.25% $58.8 Refer to fn. 4 GMO - Missouri 9/5/2008 9/1/2009 $1,4741 45.95% n/a2 $63.0 Refer to fn. 5 GMO - Missouri 6/4/2010 6/25/2011 $1,758 46.58% 10.00% $65.5 Refer to fn. 6 GMO – Missouri 2/27/2012 1/26/2013 $1,830 52.25%3 9.7% $47.97 Refer to fn. 8 GMO (Steam) –Missouri 9/5/2008 7/1/2009 $14 n/a n/a2 $1.0 2.3% 1 Rate Base amounts are approximate amounts since the cases were black box settlements; 2 Not available due to black box settlement; 3 MPSC authorized an equity ratio of approximately 52.6% or approximately 52.3% after including other comprehensive income; 4 MPS 11.6%, L&P 12.8%; 5 MPS 10.5%, L&P 11.9%; 6 MPS 7.2%, L&P 21.3%; 7 L&P $21.7 million - includes full impact of phase in from rate case ER-2010-0356; 8 MPS 4.9%, L&P 12.7% - includes full impact of phase in from rate case ER-2010-0356

March 26 & 27, 2014 Investor Presentation KCP&L – Kansas KCP&L – Missouri GMO – MPS GMO – L&P Annual Revenue Increase (in millions) $ 33.2 $ 67.4 $ 26.2 $ 21.71 Percent Increase 6.7% 9.6% 4.9% 12.7%1 Rate Base (in millions) $ 1,798 $ 2,052 $ 1,364 $ 466 Authorized ROE 9.5% 9.7% 9.7% 9.7% Common Equity Ratio 51.8% 52.3%2 52.3%2 52.3%2 New Retail Rates Effective January 1, 2013 January 26, 2013 January 26, 2013 January 26, 2013 2012 Rate Case Summary 27 1 Includes full impact of phase in from rate case ER-2010-0356 2 MPSC authorized an equity ratio of approximately 52.6% or approximately 52.3% after including other comprehensive income

March 26 & 27, 2014 Investor Presentation State Commissioners 28 Missouri Public Service Commission (MPSC) Kansas Corporation Commission (KCC) Mr. Robert S. Kenney (D) Chairman (since March 2013) Current term began: July 2009 Current term expires: April 2015 Ms. Shari Feist Albrecht (I) Chair (since January 2014) Originally appointed: June 2012 Current term expires: March 2016 Mr. Stephen M. Stoll (D) Commissioner Current term began: June 2012 Current term expires: December 2017 Mr. Thomas E. Wright (D) Commissioner Originally appointed: May 2007 Current term expires: March 2014 Mr. William P. Kenney (R) Commissioner Current term began: January 2013 Current term expires: January 2019 Mr. Jay S. Emler (R) Commissioner Originally appointed: January 2014 Current term expires: March 2015 Mr. Daniel Y. Hall (D) Commissioner1 Current term began: September 2013 Current term expires: September 2019 Fifth Seat Vacant MPSC consists of five (5) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate. • Members serve six -year terms (may continue to serve after term expires until reappointed or replaced) • Governor appoints one member to serve as Chairman KCC consists of three (3) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate. • Members serve four-year terms (may continue to serve after term expires until reappointed or replaced) • Commissioners elect one member to serve as Chairman 1 Appointed by Governor in September 2013; appointment is subject to confirmation by the Missouri Senate

March 26 & 27, 2014 Investor Presentation 2014 Earnings Guidance 2014 Earnings Per Share Guidance Range of $1.60 - $1.75 Drivers and assumptions: • Assumes 0.5% – 1% weather-normalized retail sales growth • Approximately one month of new Missouri retail rates • New Kansas retail rates in August 2014 from abbreviated rate case • Increasing AFUDC from La Cygne environmental upgrade • O&M increase of approximately 3% - 4% driven by: ‒ Wolf Creek mid-cycle outage ‒ GMO MEEIA investments recovered in retail rates • Increasing transmission costs and property taxes under-recovered in Missouri • Increasing depreciation expense • No plans to issue equity or long-term debt • NOLs minimizing cash income tax payments 29

March 26 & 27, 2014 Investor Presentation • Effective income tax rate of approximately 33% • Federal/state combined statutory rate of approximately 38.9% impacted by: - AFUDC Equity (non-taxable) - Wind Production Tax Credits (PTC) - Amortization of Investment Tax Credits (ITC) • Do not expect to generate significant income tax liability or pay significant income taxes during 2014 due to: - Ongoing wind PTC - Utilization of prior year Net Operating Losses (NOLs) and tax credits 2014 Guidance Assumptions Income Taxes 30

March 26 & 27, 2014 Investor Presentation • Year-end 2013 deferred income taxes include: – $229.3 million tax credit carry forwards primarily related to Advanced Coal ITCs, wind PTCs, and Alternative Minimum Tax (AMT) credits ($88.1 million related to GMO acquisition) o Coal and wind credits expire in years 2028 to 2033 o AMT credits do not expire o $0.4 million valuation allowance on federal and state tax credits – $523.3 million of tax benefits on NOL carry forwards ($349.0 million related to the GMO acquisition) o Federal NOL carry forwards expire in years 2023 to 2032 o $20.3 million valuation allowance on state NOL tax benefits • Do not expect to generate significant income tax liability during 2014 (see previous slide) • Do not anticipate paying significant income taxes through the end of 2020 – Expect to utilize year-end 2013 NOL and tax credit carry forwards, net of valuation allowances 2014 Guidance Assumption Deferred Income Tax 31

March 26 & 27, 2014 Investor Presentation 2015 and 2016 Considerations 2015 2016 Monitor Demand and Tightly Control O&M • Assumes 0.5% - 1% weather-normalized sales • Proactive management of base O&M within load growth • Assumes 0.5% - 1% weather-normalized sales • Proactive management of base O&M within load growth Operational and Regulatory Execution • Approximately seven months of new Kansas retail rates from abbreviated rate case • Increasing transmission and property taxes under-recovered in Missouri ‒ Pursuing mitigation strategies • La Cygne environmental upgrade in-service 2Q 2015 ‒ KCP&L will request construction accounting • File general rate cases in Kansas and Missouri ‒ KCP&L–Missouri will request authorization to implement fuel adjustment clause (FAC) • Anticipated new retail rates effective in 2016 on projected rate base of $6.5 billion ‒ Expect to implement FAC at KCP&L- Missouri ‒ Missouri property taxes trued up ‒ La Cygne environmental upgrade depreciation recovered through new retail rates Improve Cash Flow Position and Support Targeted Dividend Growth • Minimal financial requirements ‒ Potential long-term debt issuance at KCP&L; no plans to issue equity ‒ Utilization of NOLs, minimizing cash income tax payments • Minimal financial requirements ‒ No plans to issue equity ‒ Utilization of NOLs, minimizing cash income tax payments 32

March 26 & 27, 2014 Investor Presentation Considerations Generating facilities • Includes expenditures associated with KCP&L’s 47% interest in Wolf Creek Distribution and Transmission facilities • Includes expenditures associated with vehicle fleet, expanding service areas and infrastructure replacement General facilities • Expenditures associated with information systems and facilities Environmental • KCP&L’s share of environmental upgrades at La Cygne to comply with the Best Available Retrofit Technology (BART) rule • Upgrades to comply with the Mercury and Air Toxic Standards (MATS) rule • Estimates for compliance with the Clean Air Act and Clean Water Act based on proposed or final regulations where the timing is uncertain Projected Utility Capital Expenditures1,2 Projected Utility Capital Expenditures (In Millions) 2014E 2015E 2016E 2017E 2018E Generating facilities $ 232.7 $ 220.7 $ 211.2 $201.8 $224.4 Distribution and transmission facilities 202.0 201.6 200.2 199.9 214.1 General facilities 100.6 78.5 60.3 58.3 22.7 Nuclear fuel 47.4 21.9 21.9 42.1 27.2 Environmental 150.7 147.8 101.5 100.4 99.9 Total utility capital expenditures $ 733.4 $ 670.5 $ 595.1 $602.5 $588.3 1 Projected capital expenditures excludes Allowance for Funds Used During Construction (AFUDC) 2 Great Plains Energy accounts for its 13.5% ownership in Transource Energy, LLC (Transource) under the equity method of accounting. Great Plains Energy’s capital contributions to Transource will not be reflected in projected capital expenditures 33

March 26 & 27, 2014 Investor Presentation 2013 EPS 2012 EPS Change in EPS 1Q $ 0.17 $ (0.07) $ 0.24 2Q $ 0.41 $ 0.41 $ - 3Q $ 0.93 $ 0.95 $ (0.02) 4Q $ 0.11 $ 0.03 $ 0.08 Total $ 1.62 $ 1.35 $ 0.27 Note: Numbers may not add due to the effect of dilutive shares on EPS Contributors to Change in 2013 EPS Compared to 2012 New Retail Rates WN Demand Interest Expense Wolf Creek Weather Other Margin Regulatory Items (in O&M) General Taxes 2012 Release of Uncertain Tax Positions Other & Dilution Total 1Q 2013 $ 0.09 $ 0.02 $ 0.08 $ 0.07 $ 0.07 $ (0.06) $ (0.03) $ (0.02) $ - $ 0.02 $ 0.24 2Q 2013 $ 0.17 $ - $ 0.03 $ - $ (0.12) $ (0.04) $ (0.02) $ (0.01) $ - $ (0.01) $ - 3Q 2013 $ 0.15 $ 0.08 $ - $ (0.01) $ (0.18) $ 0.01 $ (0.02) $ (0.01) $ (0.03) $ (0.01) $ (0.02) 4Q 2013 $ 0.06 $ 0.07 $ - $ (0.02) $ 0.04 $ (0.02) $ (0.01) $ (0.02) $ - $ (0.02) $ 0.08 Total $ 0.46 $ 0.18 $ 0.09 $ 0.03 $ (0.20) $ (0.10) $ (0.09) $ (0.07) $ (0.03) $ - $ 0.27 2013 Full-Year and Quarterly EPS Reconciliation Versus 2012 34

March 26 & 27, 2014 Investor Presentation Earnings (millions) Earnings per Share 2013 2012 2013 2012 Electric Utility $ 257.1 $ 216.6 $ 1.67 $ 1.47 Other (6.9) (16.7) (0.04) (0.11) Net income 250.2 199.9 1.63 1.36 Preferred dividends (1.6) (1.6) (0.01) (0.01) Earnings available for common shareholders $ 248.6 $ 198.3 $ 1.62 $ 1.35 Common stock outstanding for 2013 averaged 153.7 million shares, about 4% higher than 2012 Great Plains Energy Consolidation Earnings and Earnings Per Share – Year Ended December 31 (Unaudited) 35

March 26 & 27, 2014 Investor Presentation Common stock outstanding for the quarter averaged 153.8 million shares, compared with 153.5 for the same period in 2012 Great Plains Energy Consolidation Earnings and Earnings Per Share – Three Months Ended December 31 (Unaudited) 36 Earnings (millions) Earnings per Share 2013 2012 2013 2012 Electric Utility $ 18.6 $ 6.4 $ 0.12 $ 0.04 Other (1.1) (1.7) (0.01) (0.01) Net income 17.5 4.7 0.11 0.03 Preferred dividends (0.4) (0.4) - - Earnings available for common shareholders $ 17.1 $ 4.3 $ 0.11 $ 0.03

March 26 & 27, 2014 Investor Presentation Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission. The Company’s expense for fuel, purchased power and transmission, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above. Three Months Ended December 31 (millions) Year-Ended December 31 (millions) 2013 2012 2013 2012 Operating revenues $ 538.8 $ 480.4 $ 2,446.3 $ 2,309.9 Fuel (129.5) (117.4) (539.5) (539.5) Purchased power (26.5) (24.5) (125.9) (94.0) Transmission (15.3) (9.5) (53.2) (35.4) Gross margin $ 367.5 $ 329.0 $ 1,727.7 $ 1,641.0 Great Plains Energy Reconciliation of Gross Margin to Operating Revenues (Unaudited) 37

March 26 & 27, 2014 Investor Presentation Great Plains Energy Debt ($ in Millions) KCP&L GMO1 GPE Consolidated Amount Rate2 Amount Rate2 Amount Rate2 Amount Rate2 Short-term debt $ 203.2 0.70% $ 80.0 0.90% $ 9.0 1.94% $ 292.2 0.79% Long-term debt3 2,312.2 5.13% 462.2 4.93% 742.4 5.30% 3,516.8 5.14% Total $2,515.4 4.77% $542.2 4.33% $751.4 5.26% $3,809.04 4.81% Current Credit Ratings Moody’s Standard & Poor’s Great Plains Energy Outlook Corporate Credit Rating Preferred Stock Senior Unsecured Debt Stable - Ba1 Baa2 Positive BBB BB+ BBB- KCP&L Outlook Senior Secured Debt Senior Unsecured Debt Commercial Paper Stable A2 Baa1 P-2 Positive A- BBB A-2 GMO Outlook Senior Unsecured Debt Commercial Paper Stable Baa2 P-2 Positive BBB A-2 December 31, 2013 Debt Profile and Current Credit Ratings Long-Term Debt Maturities5 1 Great Plains Energy guarantees approximately 21% of GMO’s debt; 2 Weighted Average Rates – excludes premium/discounts and other amortizations; 3 Includes current maturities of long-term debt; 4 Secured debt = $780 (20%), Unsecured debt = $3,029 (80%); 5 Includes long-term debt maturities through December 31, 2023 38

March 26 & 27, 2014 Investor Presentation Key Credit Ratios for Great Plains Energy and Liquidity 1 All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix 2 Includes KCP&L $110M and GMO $65M accounts receivable securitization facilities ($ in millions) KCP&L GMO GPE Total Aggregate Bank Commitments2 $710.0 $515.0 $200.0 $1,425.0 Outstanding Facility Draws 0.0 0.0 9.0 9.0 Outstanding Letters of Credit 3.8 16.4 0.0 20.2 A/R Securitization Facility Draws 110.0 65.0 0.0 175.0 Available Capacity Under Facilities 596.2 433.6 191.0 1,220.8 Outstanding Commercial Paper 93.2 15.0 - 108.2 Available Capacity Less Outstanding Commercial Paper $503.0 $418.6 $191.0 $1,112.6 December 31, 2013 Liquidity 39

March 26 & 27, 2014 Investor Presentation Customer Consumption Retail MWh Sales Growth Rates 4Q 2013 Compared to 4Q 2012 Full-Year 2013 Compared to Full-Year 2012 Total Change in MWh Sales Weather – Normalized Change in MWh Sales % of Retail MWh Sales Total Change in MWh Sales Weather – Normalized Change in MWh Sales1 % of Retail MWh Sales Residential 12.4% 4.0% 37% 0.8% 3.1% 39% Commercial 4.2% 1.7% 49% 0.1% 0.5% 47% Industrial 3.5% 3.6% 14% (1.3%) (0.1%) 14% 6.9% 2.8%2 0.2% 1.4%2 1 Excluding 2012 Leap Day sales 2 Weighted average 40

March 26 & 27, 2014 Investor Presentation Funds from operations (FFO) to adjusted debt is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO to adjusted debt, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating FFO to debt. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions. The denominator of the ratio is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments related to securitized receivables and accrued interest. Management believes that FFO to adjusted debt provides a meaningful way to better understand the Company’s credit profile. FFO to adjusted debt is used internally to help evaluate the possibility of a change in the Company’s credit rating. Credit Metric Reconciliation to GAAP 2010 2011 2012 2013 Funds from operations Net cash from operating activities 552.1$ 443.0$ 663.8$ 776.8$ Adjustments to reconcile net cash from operating activities to FFO: Operating leases 8.7 11.1 10.8 9.1 Intermediate hybrids reported as debt 28.8 28.8 7.2 Intermediate hybrids reported as equity (0.8) (0.8) (0.8) (0.8) Post-retirement benefit obligations 24.4 65.3 25.7 21.3 Capitalized interest (28.5) (5.8) (5.3) (11.8) Power purchase agreements 8.3 1.6 7.8 6.0 Asset retirement obligations (7.0) (6.6) (4.8) (6.2) Reclassification of working-capital changes 95.1 (0.8) 5.0 (42.1) US decommissioning fund contributions (3.7) (3.4) (3.3) (3.3) Total adjustments 125.3 89.4 42.3 (27.8) Funds from operations 677.4$ 532.4$ 706.1$ 749.0$ Adjusted Debt Notes payable 9.5$ 22.0$ 12.0$ 9.0$ Collateralized note payable 95.0 95.0 174.0 175.0 Commercial paper 263.5 267.0 530.1 108.2 Current maturities of long-term debt 485.7 801.4 263.1 1.1 Long-term Debt 2,942.7 2,742.3 2,756.8 3,515.7 Total debt 3,796.4 3,927.7 3,736.0 3,809.0 Adjustments to reconcile total debt to adjusted debt: Trade receivables sold or securitized Operating leases 142.5 127.2 127.4 122.5 Intermediate hybrids reported as debt (287.5) (287.5) Intermediate hybrids reported as equity 19.5 19.5 19.5 19.5 Post-retirement benefit obligations 280.5 303.1 364.2 236.4 Accrued interest not included in reported debt 75.4 76.9 41.5 45.4 Power purchase agreements 19.6 105.8 129.5 130.0 Asset retirement obligations 41.1 40.4 37.1 38.7 Total adjustments 291.1 385.4 719.2 592.5 Adjusted Debt 4,087.5$ 4,313.1$ 4,455.2$ 4,401.5$ FFO / Adjusted Debt 16.6% 12.3% 15.8% 17.0% Funds from Operations (FFO) / Adjusted Debt 41

March 26 & 27, 2014 Investor Presentation Funds from operations (FFO) interest coverage ratio is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO interest coverage, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating FFO interest coverage. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions plus adjusted interest expense (non-GAAP). The denominator of the ratio, adjusted interest expense, is defined as interest charges (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments needed to match Standard & Poor’s calculation. Management believes that FFO interest coverage provides a meaningful way to better understand the Company’s credit profile. FFO interest coverage is used internally to help evaluate the possibility of a change in the Company’s credit rating. Credit Metric Reconciliation to GAAP 2010 2011 2012 2013 Funds from operations Net cash from operating activities 552.1$ 443.0$ 663.8$ 776.8$ Adjustments to reconcile net cash from operating activities to FFO: Operating leases 8.7 11.1 10.8 9.1 Intermediate hybrids reported as debt 28.8 28.8 7.2 Intermediate hybrids reported as equity (0.8) (0.8) (0.8) (0.8) Post-retirement benefit obligations 24.4 65.3 25.7 21.3 Capitalized interest (28.5) (5.8) (5.3) (11.8) Power purchase agreements 8.3 1.6 7.8 6.0 Asset retirement obligations (7.0) (6.6) (4.8) (6.2) Reclassification of working-capital changes 95.1 (0.8) 5.0 (42.1) US decommissioning fund contributions (3.7) (3.4) (3.3) (3.3) Total adjustments 125.3 89.4 42.3 (27.8) Funds from operations 677.4$ 532.4$ 706.1$ 749.0$ Interest expense Interest charges 184.8$ 218.4$ 220.8$ 198.4$ Adjustments to reconcile interest charges to adjusted interest expense: Trade receivables sold or securitized Operating leases 8.1 7.7 7.5 7.0 Intermediate hybrids reported as debt (28.8) (28.8) (14.4) Intermediate hybrids reported as equity 0.8 0.8 0.8 0.8 Post-retirement benefit obligations 19.4 17.6 12.0 5.8 Capitalized interest 28.5 5.8 5.3 11.8 Power purchase agreements 2.9 6.1 7.6 7.2 Asset retirement obligations 8.7 9.3 9.2 9.5 Other adjustments (2.4) Total adjustments 37.2 18.5 28.0 42.1 Adjusted interest expense 222.0$ 236.9$ 248.8$ 240.5$ FFO interest coverage (x) 4.1 3.2 3.8 4.1 Funds from Operations (FFO) Interest Coverage 42

March 26 & 27, 2014 Investor Presentation Adjusted debt to total adjusted capitalization is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Adjusted debt to total adjusted capitalization, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating the ratio of debt to debt and equity. The numerator of the ratio, adjusted debt, is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to securitized receivables, operating leases, hybrid securities, post- retirement benefit obligations, accrued interest, power purchase agreements and asset retirement obligations. The denominator of the ratio, total adjusted capitalization, is defined as the sum of equity balances (GAAP) plus non- GAAP adjustments related to hybrid securities plus the non-GAAP adjusted debt as defined for the numerator. Management believes that adjusted debt to total adjusted capitalization provides a meaningful way to better understand the Company’s credit profile. Adjusted debt to total adjusted capitalization is used internally to help evaluate the possibility of a change in the Company’s credit rating. Credit Metric Reconciliation to GAAP 2010 2011 2012 2013 Adjusted Debt Notes payable 9.5$ 22.0$ 12.0$ 9.0$ Collateralized note payable 95.0 95.0 174.0 175.0 Commercial paper 263.5 267.0 530.1 108.2 Current maturities of long-term debt 485.7 801.4 263.1 1.1 Long-term Debt 2,942.7 2,742.3 2,756.8 3,515.7 Total debt 3,796.4 3,927.7 3,736.0 3,809.0 Adjustments to reconcile total debt to adjusted debt: Trade receivables sold or securitized Operating leases 142.5 127.2 127.4 122.5 Intermediate hybrids reported as debt (287.5) (287.5) Intermediate hybrids reported as equity 19.5 19.5 19.5 19.5 Post-retirement benefit obligations 280.5 303.1 364.2 236.4 Accrued interest not included in reported debt 75.4 76.9 41.5 45.4 Power purchase agreements 19.6 105.8 129.5 130.0 Asset retirement obligations 41.1 40.4 37.1 38.7 Total adjustments 291.1 385.4 719.2 592.5 Adjusted Debt 4,087.5$ 4,313.1$ 4,455.2$ 4,401.5$ Total common shareholders' equity 2,885.9$ 2,959.9$ 3,340.0$ 3,474.4$ Noncontrolling interest 1.2 1.0 - - Total cumulative preferred stock 39.0 39.0 39.0 39.0 Total equity 2,926.1 2,999.9 3,379.0 3,513.4 Adjustments to reconcile total equity to adjusted equity: Intermediate hybrids reported as debt 287.5 287.5 Intermediate hybrids reported as equity (19.5) (19.5) (19.5) (19.5) Total adjustments 268.0 268.0 (19.5) (19.5) Adjusted Equity 3,194.1$ 3,267.9$ 3,359.5$ 3,493.9$ Total Adjusted Capitalization 7,281.6$ 7,581.0$ 7,814.7$ 7,895.4$ Adjusted Debt / Total Adjusted Capitalization 56.1% 56.9% 57.0% 55.7% Adjusted Debt / Total Adjusted Capitalization 43